UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

Commission File Number: 1-6453
National Semiconductor Corporation (Exact name of registrant as specified in its charter)
DELAWARE (State of Incorporation)	95-2095071 (I.R.S. Employer Identification Number)
2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090 SANTA CLARA, CALIFORNIA 95052-8090 (Address of principal executive offices)
Registrant’s telephone number, including area code: (408) 721-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

INDEX

Page
Section 5 – Corporate Governance and Management

Item 5.03(a) Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year	3

Section 9 – Financial Statements and Exhibits

Item 9.01(d) – Exhibits	4

Signature	5

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03(a)	Amendments To Articles of Incorporation or By-Laws; Change In Fiscal Year

On April 16, 2008, the Company’s Board of Directors amended and restated the Company’s By-Laws to update the By-Laws to harmonize them with the Company’s other governance documents and to reflect current developments in Delaware law and SEC regulations. Among other things, the amended and restated By-Laws: (i) amend provisions relating to meetings of the stockholders of the Company to clarify the voting requirements applicable to and procedures for actions taken at such meetings and to allow such meetings to take place by remote communication; (ii) amend provisions relating to notice requirements to facilitate the giving of notice and the waiver of notice by electronic transmission; (iii) amend provisions regarding the composition of the Board of Directors and clarify language regarding reduction in the authorized number of directors; (iv) update provisions governing stock certificates, uncertificated shares and transfers of stock; and (v) amend provisions regarding indemnification to clarify the scope of indemnification provided thereby. The amended and restated By-Laws allow the Company to, inter alia, take advantage of recent amendments to the Delaware General Corporation Law that permit a corporation to use electronic communications in lieu of more traditional means of communications. The Company believes that economics and efficiencies can be realized through the use of electronic communications which will result in significant time and cost savings to both the Company and its stockholders. Further, the updating of the By-Law provisions relating to the use and transfer of uncertificated shares should also result in efficiencies and economies with related savings for both the Company and stockholders.

A copy of the By-Laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the By-Laws is qualified in its entirety by reference to the full text thereof.

Section 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d)	EXHIBITS

Exhibit No.	Description of Exhibit

3.1	By-Laws of the Company, as amended effective April 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION
Date: April 16, 2008	/s/ Todd M. DuChene

Todd M. DuChene Senior Vice President, General Counsel and Secretary

                 Exhibit 3.1

BY-LAWS

OF

NATIONAL SEMICONDUCTOR CORPORATION

As Amended and Restated Effective April 16, 2008

OFFICES

Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

STOCKHOLDERS

Place of Meetings. Meetings of stockholders shall be held at a place, if any, either within or without the State of Delaware as may be designated by the board of directors from time to time or in the manner provided in these By-Laws. The board of directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law.

Annual Meeting. An annual meeting of stockholders shall be held on the fourth Friday in September of each year, at 10:30 A.M., or at such other date and time as shall be designated by the board of directors. At the annual meeting the stockholders shall elect a board of directors and transact such other business as may be properly brought before the meeting.

Special Meetings. Subject to the rights of the holders of any series of stock having a preference over the Common Stock of the corporation as to dividends or upon liquidation (“Preferred Stock”) with respect to such series of Preferred Stock, if any, special meetings of the stockholders may be called only by the chairman of the board or by the board of directors pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice.

Notice of Meetings. The secretary or such other officer of the corporation as is designated by the board of directors shall give written notice of annual or special meetings of stockholders to each stockholder of record entitled to vote stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Incorporation of the corporation as currently in effect (the “Certificate of Incorporation”), such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

Manner of Giving Notice.

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the corporation.

Except as otherwise prohibited by the Delaware General Corporation Law and without limiting the foregoing, any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission consented to (and not properly revoked by written notice to the corporation) by the stockholder to whom the notice is given, to the extent such consent is required by the Delaware General Corporation Law. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the corporation in accordance with such consent and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent of the corporation, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any such notice shall be deemed given (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

For the purposes of these By-Laws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Except as otherwise prohibited under the Delaware General Corporation Law and without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws may be given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if a stockholder fails to object in writing to the corporation within sixty (60) days of having been given written notice by the corporation of its intention to send the single notice in accordance with this Article II, Section 4(a)(4). Any such consent shall be revocable by the stockholders by written notice to the corporation.

Affidavit of Notice.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Stockholder’s List. The officer who has charge of the stock transfer book of the corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders at which directors are to be elected, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation. The list of stockholders must also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Article II, Section 5 or to vote in person or by proxy at any meeting of stockholders.

Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the outstanding shares of the corporation entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the then outstanding shares of such class or series entitled to vote, present in person or by proxy, shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote.

Proxies. Unless otherwise provided by law or the Certificate of Incorporation, at all meetings of stockholders, each stockholder entitled to vote shall have one vote, to be exercised in person or by proxy, for each share of capital stock having voting power, held by such stockholder. All proxies shall be in writing, shall relate only to a specific meeting (including continuations and adjournments of the same), and shall be filed with the secretary at or before the time of the meeting. Each proxy must be signed by the shareholder or his or her attorney-in-fact. The person or persons named in a proxy for a specific meeting may vote at any adjournment of the meeting for which the proxy was given. If more than one person is named as proxy, a majority of such persons so named present at the meeting, or if only one shall be present, then that one, shall have and exercise all the powers conferred upon all of the persons unless the proxy shall provide otherwise. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged prior to or at its exercise and the burden of proving invalidity shall rest on the challenger.

Notice of Stockholder Business and Nominations.

Annual Meetings of Stockholders.

Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this Article II, Section 8, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Article II, Section 8.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (a)(1) of this Article II, Section 8, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than 120 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person as would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder and (ii) such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

Notwithstanding anything in the second sentence of paragraph (a)(2) of this Article II, Section 8 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 130 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Article II, Section 8 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (a) by or at the direction of the board of directors or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Article II, Section 8. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Article II, Section 8 shall be delivered to the secretary at the principal executive offices of the corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

General.

Only such persons who are nominated in accordance with the procedures set forth in this Article II, Section 8 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Article II, Section 8. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Article II, Section 8 and, if any proposed nomination or business is not in compliance with this Article II, Section 8, to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provision, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of paragraph (c)(1) of this Article II, Section 8, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

For purposes of this Article II, Section 8, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Article II, Section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article II, Section 8. Nothing in this Article II, Section 8 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

Voting. Unless otherwise provided by applicable law or any regulation applicable to the corporation or its securities, the Certificate of Incorporation, these By-Laws or the rules or regulations of any stock exchange applicable to the corporation, when a quorum is present at any meeting, the affirmative vote of the holders of a majority of the capital stock having voting power present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before such meeting.

Inspectors of Elections; Opening and Closing the Polls. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

Record Date for Action by Written Consent. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the board of directors pursuant to the first sentence of this Section). If no record date has been fixed by the board of directors pursuant to the first sentence of this Section or otherwise within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.

Inspectors of Written Consent. In the event of the delivery, in the manner provided by Section 11 of this Article II to the corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the corporation that the consents delivered to the corporation in accordance with Section 11 of this Article II represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Section shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution, or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated written consent received in accordance with Section 11 of this Article II, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the corporation in the manner prescribed in Section 11 of this Article II.

THE BOARD OF DIRECTORS

Composition. The board of directors shall initially consist of nine (9) directors, and thereafter the number of directors constituting the board may be enlarged or reduced from time to time by a resolution adopted by a majority of the directors then in office, even though less than a quorum. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. No director need be a stockholder.

Election and Term. Except as provided in Section 3 of this Article III, the directors shall be elected by a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Article III, Section 2, a majority of votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” the director. If an incumbent director is not elected, the director shall offer to tender his resignation to the board. The committee of the board of directors acting as the nominating committee shall make a recommendation to the board of directors whether to accept or reject the resignation, or whether other action should be taken. The board of directors will act on the committee’s recommendation and publicly describe its decision and the rationale behind it within ninety (90) days from the date of the certification of the election results. The director who tenders his resignation will not participate in the board’s decision. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

Vacancies and Newly Created Directorships. Any vacancy on the board of directors, or any newly created directorships, however occurring, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant, and until his successor shall have been duly elected and qualified. Any vacancy in the board of directors may also be filled by a majority vote of the stockholders unless such vacancy shall have been previously filled by the board of directors.

Powers. The business of the corporation shall be managed by its board of directors which shall have and may exercise all such powers of the corporation, including the power to make, alter or repeal the By-Laws of the corporation, and do all such lawful acts and things as are not by statute directed or required to be exercised or done by the stockholders.

Place of Meetings. The board of directors of the corporation may hold meetings both regular and special, either within or without the State of Delaware. Members of the board of directors or any committee designated by the board, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation shall constitute presence in person at such meeting.

Regular Meetings. Regular meetings of the board of directors may be held without call or notice immediately following the annual meeting of the stockholders and at such time and at such place as shall from time to time be selected by the board of directors, provided that in respect of any director who is absent when such selection is made, the notice and attendance provisions of Section 7 of this Article III and the waiver provisions of Section 5 of Article VI shall apply to such regular meetings.

Special Meetings and Notice. Special meetings of the board of directors may be called by the chairman of the board of directors, a majority of the directors then in office, even though less than a quorum, or the president. Notice of the time, date and place of such meeting shall be given, orally or in writing, by the person or persons calling the meeting to all directors at least five (5) days before the meeting if the notice is mailed, or at least twelve (12) hours before the meeting if such notice is given by telephone, hand delivery, overnight express courier, facsimile, electronic mail or other electronic transmission. Notice shall be deemed given in the case of delivery by mail, when deposited in the United States mail, postage prepaid, addressed to each director at that director’s address as it is shown on the records of the corporation,

in the case of hand delivery or notice by telephone, when received by the director to whom notice is to be given or by any person accepting such notice on behalf of such director,

in the case of delivery by overnight express courier, on the first business day after such notice is dispatched, and in the case of delivery via facsimile, electronic mail or other electronic transmission, upon transmission of the message to the director to whom notice is to be given or by any person accepting such notice on behalf of such director at such director’s facsimile number or electronic mail address, as the case may be, as it appears on the corporation’s records.

Quorum and Voting. At all meetings of the board of directors a majority less one (1) of the total number of directors then in office shall constitute a quorum for the transaction of business, except that in no case shall fewer than two (2) directors be deemed to constitute a quorum. Except as otherwise provided herein or in the Certificate of Incorporation, or required by law, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board of directors, a majority of less than a quorum may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Action by Consent. Any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting, if all members of the board of directors or such committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee, respectively. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Resignation. Any director may resign at any time upon notice given in writing or by electronic transmission to the attention of the secretary of the corporation. The resignation shall take effect at the time specified therein, and if no time be specified, at the time of its dispatch to the corporation.

Removal. A director may be removed for cause by the vote of a majority of the stockholders at a special or annual meeting after the director has been given reasonable notice and opportunity to be heard before the stockholders.

Committees. The board of directors may, by resolution passed by a majority of the authorized number of directors, designate one or more committees, each committee to consist of two or more of the directors of the corporation, which committee, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (b) adopting, amending or repealing any By-Law of the corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

OFFICERS

Designation. The officers of the corporation shall consist of a president, a treasurer, a secretary, and such other officers including a chairman of the board of directors, one or more group presidents, vice presidents (including group executive vice presidents, corporate vice presidents and senior vice presidents), assistant treasurers and assistant secretaries, as the board of directors may deem warranted. With the exception of the chairman of the board of directors who must be a director, no officer need be a director or a stockholder. Any number of offices may be held by the same person.

Election and Term. Except for officers to fill vacancies and newly created offices provided for in Section 6 of this Article IV, the officers shall be elected by the board of directors at the meeting of the board of directors held closest to the time of the annual meeting of the stockholders. All officers shall hold office at the pleasure of the board of directors

Duties of Officers. In addition to those duties that may from time to time be delegated to them by the board of directors, the officers of the corporation shall have the following duties:

Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which he or she is present, shall be ex-officio a member of all committees formed by the board of directors and shall have such other duties and powers as the board of directors may prescribe.

Chief Executive Officer. The chief executive officer of the corporation shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect, and, in the absence or nonelection of the chairman of the board of directors, shall preside at all meetings of the stockholders and the board of directors at which he or she is present if he or she is also a director. The chief executive officer also shall execute bonds, mortgages, and other contracts requiring a seal under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated expressly by the board of directors to some other officer or agent of the corporation and shall have such other powers and duties as the board of directors may prescribe.

President. Unless the board of directors expressly designates another officer as chief executive officer, the president shall be the chief executive officer of the corporation and shall perform the duties and exercise the powers of the chief executive officer. If the president is not the chief executive officer, in the absence of the chief executive officer or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer. The president shall otherwise have such other duties and powers as the board of directors may prescribe.

Group President. The group president or group presidents, if any, shall have general and active management of the group for which they are designated as president by the board of directors and shall have such other duties and powers as vice-presidents or as the board of directors or the president may prescribe.

Vice-President. The vice-president or vice-presidents, if any, shall have such duties and powers as the board of directors or the president may prescribe. In the absence of the president or in the event of the president’s inability or refusal to act, the group president or vice president, if any, or if there be more than one, the group presidents or vice-presidents, in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall perform the duties and exercise the powers of the president.

Secretaries and Assistant Secretaries. The secretary shall record the proceedings of all meetings of the stockholders and all meetings of the board of directors in books to be kept for that purpose, shall perform like duties for the standing committees when required, and shall give, or cause to be given, call and/or notices of all meetings of the stockholders and meetings of the board of directors in accordance with these By-Laws. The secretary also shall have custody of the corporate seal of the corporation, affix the seal to any instrument requiring it and attest thereto when authorized by the board of directors or the president, and shall have such other duties and powers as the board of directors may prescribe.

The assistant secretary, if any, or if there be more than one, the assistant secretaries, in the order designated by the board of directors, or, if there be no such designation, then in order of their election, shall, in the absence of the secretary or in the event of the secretary’s inability or refusal to act, perform the duties and exercise the powers of the secretary and shall have such other duties and powers as the board of directors may prescribe.

In the absence of the secretary or an assistant secretary at a meeting of the stockholders or the board of directors, an acting secretary shall be chosen by the chairman of the board or the board of directors, as the case may be, to exercise the duties of the secretary at such meeting.

In the absence of the secretary or an assistant secretary or in the event of the inability or refusal of the secretary or an assistant secretary to give, or cause to be given, any call and/or notice required by law or these By-Laws, any such call and/or notice may be given by any person so directed by the board of directors or the president.

Treasurer and Assistant Treasurer. The treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall also disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, shall render to the board of directors, when the board of directors so requires, an account of all transactions of the treasurer and of the financial condition of the corporation, and shall have such other duties and powers as the board of directors may prescribe. If required by the board of directors, the treasurer shall give the corporation a bond, which shall be renewed every six years, in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the office of treasurer and for the restoration to the corporation, in case of the treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the treasurer’s possession or under the treasurer’s control belonging to the corporation.

The assistant treasurer, if any, or if there be more than one, the assistant treasurers in the order designated by the board of directors, or, in the absence of such designation, then in the order of their election, shall, in the absence of the treasurer or in the event of the treasurer’s inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall have such other duties and powers as the board of directors may prescribe.

Other Officers. Any other officer shall have such powers and duties as the board of directors may prescribe.

Resignation. Any officer may resign at any time upon written notice delivered to the corporation at its principal office. The resignation shall take effect at the time specified therein, and if no time be specified, at the time of its dispatch to the corporation.

Removal. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.

Vacancies and Newly Created Offices. A vacancy in office, however occurring, and newly created offices, shall be filled by the board of directors.

CAPITAL STOCK

Stock Certificates. The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by the chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Lost, Stolen or Destroyed Certificates. The board of directors, or at their direction any officer of the company, may direct a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or uncertificated shares, the board of directors, or at their direction any officer of the company, may, in its (such officer’s) discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Transfer. Stock of the corporation shall be transferable in the manner prescribed by law and in these By-Laws. Shares of stock of the corporation shall only be transferred on the books of the corporation by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization, and other matters as the corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the corporation for any purpose until it shall have been entered in the stock records of the corporation by an entry showing the names of the persons from and to whom it was transferred.

Issue of Stock. From time to time, the board of directors may, by vote of a majority of the directors, issue any of the authorized capital stock of the corporation for cash, property, services rendered or expenses, or as a stock dividend and on any terms permitted by law.

Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

GENERAL PROVISIONS

Dividends. Subject to any restrictions contained in the Delaware General Corporation Law or the Certificate of Incorporation, dividends upon the capital stock of the corporation may be declared by the board of directors in any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Waiver of Notice. Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the Certificate of Incorporation or these By-Laws, a written waiver of notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these By-Laws.

AMENDMENTS

Amendments. These By-Laws may be amended or repealed at any proper meeting of the stockholders or of the board of directors.

INDEMNIFICATION

Non-Derivative Proceedings. The corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe that the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that the person’s conduct was unlawful.

Derivative Proceedings. The corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Amount of Indemnification. To the extent that a present or former director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article VIII, or in defense of any claim, issue or matter therein, the person shall be indemnified to the fullest extent permitted by law against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Determination to Indemnify. Any indemnification under Sections 1 or 2 of this Article VIII (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VIII. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (iii) by the stockholders.

Advance Payment. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of a director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VIII or otherwise pursuant to the law of Delaware.

Non-Exclusiveness of By-Law. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Continuation of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to this Article VIII, or permitted by statute or otherwise, shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this section.

Other Sources. The corporation’s obligation, if any, to indemnify or to advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Amendments. Any repeal or modification of any provision of this Article VIII shall be prospective only and shall not adversely affect any right or protection conferred on a person pursuant to this Article VIII in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against such person.